UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) - October 31, 2014

IEC ELECTRONICS CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-6508	13-3458955
(Commission File Number)	(IRS Employer Identification No.)

105 Norton Street, Newark, New York 14513
(Address of principal executive offices)(Zip code )

(315) 331-7742
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8    Other Events
Item 8.01    Other Events

On October 31, 2014, Mr. Barry Gilbert, the CEO of IEC Electronics Corp. sent Mr. Jeremy R. Nowak, Manager of Vintage Opportunity Partners LP, an email with the following text:
“We have received your Notice of Nomination of Directors in Connection with the 2015 Annual Meeting of Stockholders of IEC Electronics Corp., dated October 27, 2014. We have a simple process, but an important one. The Nominating and Governance Committee will consider your nominees in connection with its regular review of potential nominees for the IEC Board of Directors. As part of its normal review, the Committee typically asks nominees to meet with one or more members of the Committee and to provide information in the form of the Company’s standard Directors and Officers Questionnaire. In order to assist in its review process, we request that you please provide email addresses and telephone numbers where the Nominating and Governance Committee can contact each of the nominees.”
The information in Item 8.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing. Neither the filing of any exhibit to this report nor the inclusion in such exhibits of a reference to the Company’s Internet address shall, under any circumstances, be deemed to incorporate the information available at such address into this report. The information available at the Company’s Internet address is not part of this report.
This Current Report on Form 8-K contains certain statements that are, or may be deemed to be, forward-looking statements within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934, and are made in reliance upon the protections provided by such Acts for forward-looking statements. These forward-looking statements (such as when the Company describes what it “believes”, “expects”, or “anticipates” will occur, and other similar statements) include, but are not limited to, statements regarding future sales and operating results, future prospects, the capabilities and capacities of business operations, any financial or other guidance and all statements that are not based on historical fact, but rather reflect the Company’s current expectations concerning future results and events. The ultimate correctness of these forward-looking statements is dependent upon a number of known and unknown risks and events and is subject to various uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be different from any future results, performance or achievements expressed or implied by these statements.

The following important factors, among others, could affect future results and events, causing those results and events to differ materially from those views expressed or implied in the Company’s forward-looking statements: business conditions and growth or contraction in the Company’s customers' industries, the electronic manufacturing services industry and the general economy; variability of the Company’s operating results; the Company’s ability to control its material, labor and other costs; the Company’s dependence on a limited number of major customers; the potential consolidation of the Company’s customer base; availability of component supplies; dependence on certain industries; variability and timing of customer requirements; uncertainties as to availability and timing of governmental funding for the Company’s customers; the types and mix of sales to the Company’s customers; the Company’s ability to assimilate acquired businesses and to achieve the anticipated benefits of such acquisitions; unforeseen product failures and the potential product liability claims that may be associated with such failures; the availability of capital and other economic, business and competitive factors affecting the Company’s customers, the Company’s industry and business generally; failure or breach of the Company’s information technology systems; natural disasters; and other factors that the Company may not have currently identified or quantified. Additional risks and uncertainties resulting from the restatement of the Company’s financial statements included in the Company’s Annual Report on Form 10-K/A filed with the Securities and Exchange Commission (“SEC”) on July 3, 2013 and in the Company’s Form 10-Q/A filed on the same date are described in detail in the Company’s Form 10-K for the fiscal year ended September 30, 2013 filed with the SEC on December 24, 2013 (the “2013 Form 10-K”). Any one or more of such risks and uncertainties could have a material adverse effect on the Company or the value of its common stock. For a further list and description of various risks, relevant factors and uncertainties that could cause future results or events to differ materially from those expressed or implied in our forward-looking statements, see Part I including "Risk Factors," and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections in the 2013 Form 10-K and the Company’s subsequently filed SEC reports.

All forward-looking statements included in this Form 8-K are made only as of the date of this Form 8-K. The Company does not undertake any obligation to, and may not, publicly update or correct any forward-looking statements to reflect events or circumstances that subsequently occur or which it hereafter become aware of. New risks and uncertainties arise from time to time and the Company cannot predict these events or how they may affect it. When considering these risks, uncertainties and assumptions, you should keep in mind the cautionary statements contained in this Form 8-K and any documents incorporated herein by reference. You should read this Form 8-K and the documents that the Company incorporates by reference into this Form 8-K completely and with the understanding that the Company’s actual future results may be materially different from what it expects. All forward-looking statements attributable to the Company are expressly qualified by these cautionary statements.

Important Additional Information

The Company, its directors and its executive officers may be deemed to be participants (“Participants”) in the solicitation of proxies from stockholders in connection with the upcoming annual meeting of the Company's stockholders. In connection with the annual meeting, the Company intends to file a preliminary proxy statement and proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from the Company's stockholders. The Participants may include: (i) the Chairman and Chief Executive Officer of the Company, W. Barry Gilbert, (ii) the other members of the Board of Directors of the Company, Florence D. Hudson, John Carlton Johnson, Edward W. Kay, Jr., Eben S. Moulton, James C. Rowe and Jerold L. Zimmerman, and (iii) the other executive officers of the Company, Michael T. Williams and Brett E. Mancini. Detailed information regarding some of the Participants is included in the Company’s definitive proxy statement on Schedule 14A for the Company’s annual meeting of stockholders filed with the SEC on December 27, 2013. That information has been supplemented (i) in the case of Mr. Johnson, by the Company’s Current Report on Form 8-K filed February 13, 2014, (ii) in the case of Mr. Williams by Exhibits 10.1 and 10.2 to the Company’s Current Report on Form 8-K filed February 11, 2014 , and (iii) in the case of Mr. Mancini by Exhibits 10.4 and 10.5 to the Company’s Quarterly Report on Form 10-Q filed May 7, 2014. In addition, the following table sets forth information regarding the beneficial ownership of shares of stock of the Company by these directors and executive officers:

Name of Beneficial Owner	Shares Beneficially Owned (1)
Directors
W. Barry Gilbert*	444,765	(2)
Florence D. Hudson	13,333	(3)
John Carlton Johnson	9,768	(4)
Edward W. Kay, Jr.	12,166	(5)
Eben S. Moulton	350,602	(6)
James C. Rowe	274,457	(7)
Jerold L. Zimmerman	133,902	(8)
Named Executive Officers
Brett E. Mancini	47,865	(9)
Michael T. Williams	50,000	(10)
* Mr. Gilbert is also an executive officer.

(1)	The number and percentage of shares beneficially owned are based on shares of our common stock outstanding and entitled to vote on as of October 31, 2014.
(2)Includes 121,282 shares held by Mr. Gilbert’s wife, and 50,131 shares of restricted stock.
(3)Includes 8,635 shares of restricted stock.
(4)Includes 6,068 shares of restricted stock.
(5)Includes 8,635 shares of restricted stock.
(6)Includes 9,947 shares of restricted stock

(7)
Includes 127,281 shares held by Mr. Rowe’s 401(k) plan, 31,440 shares held by a general partnership in which Mr. Rowe is a general partner and may be deemed a beneficial owner, and 9,947 shares of restricted stock.

(8)Includes 45,000 shares owned by Dr. Zimmerman’s wife, and 9,947 shares of restricted stock.
(9)Includes 38,012 shares of restricted stock.
(10)Includes 50,000 shares of restricted stock.

Information regarding the names and interests of such participants will also be included in the proxy statement concerning the annual meeting. These documents are available free of charge at the SEC's website at www.sec.gov.

The Company will be mailing a definitive proxy statement and proxy card to each stockholder entitled to vote at the annual meeting. WE URGE INVESTORS TO READ ANY PROXY STATEMENT (INCLUDING ANY SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY MAY FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain, free of charge, copies of any proxy statement and any other documents filed by the Company with the SEC in connection with the possible proxy solicitation at the SEC's website at www.sec.gov. In addition, copies will also be available at no charge at the Investors section of the Company's website at www.iec-electronics.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IEC Electronics Corp.
(Registrant)

Date: November 3, 2014	By:	/s/ W. Barry Gilbert
W. Barry Gilbert
Chairman and Chief Executive Officer